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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: October 19, 2006
                Date of earliest event reported: October 19, 2006

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-3619                  13-5315170
  (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)           File Number)            Identification No.)

                  235 East 42nd Street
                   New York, New York                            10017
     (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 19, 2006, Pfizer Inc. ("Pfizer") issued a press release announcing its financial results for the third quarter of 2006. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated
               October 19, 2006, reporting Pfizer's financial results for the third quarter of 2006. Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                          PFIZER INC.


                                          By:    /S/ Margaret M. Foran
                                                 -------------------------------
                                          Name:  Margaret M. Foran
                                          Title: Senior Vice President-Corporate
                                                 Governance, Associate General
                                                 Counsel and Corporate Secretary

Dated: October 19, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Press Release of Pfizer Inc. dated October 19, 2006, reporting
               Pfizer's financial results for the third quarter of 2006.